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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

CenterPoint Properties Trust
(Exact name of registrant as specified in its charter)

Maryland	1-12630	36-3910279
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1808 Swift Road
Oak Brook, Illinois 60523
(Address of principal executive offices)

(630) 586-8000
(Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

        On August 14, 2002, CenterPoint Properties Trust filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of CenterPoint Property Trust's Chief Executive Officer, John S. Gates, Jr., and Chief Financial Officer, Paul S. Fisher, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:

Certification Of Chief Executive Officer And Chief Financial Officer
pursuant to 18 U.S.C. Section 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act Of 2002

        I, John S. Gates, Jr., hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

  (i.)
  The accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1034, as amended; and

  (ii.)
  The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of CenterPoint Properties Trust.

/s/ JOHN S. GATES, JR. John S. Gates, Jr. Chief Executive Officer

I, Paul S. Fisher, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

  (i.)
  The accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1034, as amended; and

  (ii.)
  The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of CenterPoint Properties Trust.

/s/ PAUL S. FISHER Paul S. Fisher Chief Financial Officer

        The foregoing certifications are being furnished solely pursuant to 18 U.S.C. Section 1350 and are not being filed as part of this report or as a separate disclosure document.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 14, 2002	CENTERPOINT PROPERTIES TRUST
	By:	/s/ PAUL S. FISHER Paul S. Fisher Executive Vice President, Chief Financial Officer, General Counsel and Secretary

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  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE